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                                                                    Exhibit 10.5

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Amendment to Purchase and Sale Agreement ("Amendment") amends that certain Purchase and Sale Agreement (the "Agreement") by and between TH Group, Inc., a California corporation ("Seller"), and ARV Assisted Living, Inc., a California corporation ("Buyer), dated as of February 12, 1998. All capitalized terms not defined herein shall have the same definition as in the Agreement.

4. Section 2.3 of the Agreement is hereby amended to state as follows: "The Closing shall occur (and Escrow shall close) on or before April 16, 1998 (the "Closing Date")."

5. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

6. Except as amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of this 2nd day of March, 1998.

"SELLER"                    TH Group, Inc.,
                            a California corporation

                            By:  /s/ Richard B. Stein
                                 ----------------------------------------
                            Name: Richard B. Stein
                                 ----------------------------------------
                            Its: President
                                 ----------------------------------------




"BUYER":                    ARV Assisted Living, Inc.
                            a California corporation


                            By: /s/ Sheila M. Muldoon
                                ----------------------------------------
                                Sheila M. Muldoon, Vice President



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